Exhibit 10.31

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this “Agreement”) is made as of November 7, 2017, by and among Healthcare Ventures VII, L.P. (the “Assignor’’), and Palladio Biosciences, Inc., a Delaware corporation (the “Assignee”). Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement (defined below).

Background

WHEREAS, pursuant to that certain Agreement and Plan of Merger dated December 28, 2011 (the “Purchase Agreement”), by and among Cornerstone Therapeutics Inc., a Delaware corporation (the “Buyer”), Cohesion Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer, Cardiokine, Inc., a Delaware corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Indemnification Representative, Assignor, as stockholder of the Company, may be entitled to certain “Contingent Consideration” as such term is defined in the Purchase Agreement.

WHEREAS, Assignor desire to assign, transfer and convey to Assignee, all of its rights, title and interest in the right to receive the Contingent Consideration, and any other payments that Assignor, as stockholder of the Company, would be entitled to receive under the Purchase Agreement (collectively, the “Assigned Rights”).

Terms

NOW, THEREFORE, for FIVE THOUSAND DOLLARS ($5,000) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Assignor and the Assignee agree as follows:

1.     Assignment. The Assignor hereby sells, assigns, transfers, conveys and delivers to the Assignee all of the Assignor’s right, title, benefit, privileges, interests and options in, to and under the Assigned Rights, including any Contingent Consideration under Section 2.5 and the rights to distributions under Section 2.6 of the Purchase Agreement. Assignor represents that it is the sole owner of the Assigned Rights free and clear of any liens (other than as provided for in the Purchase Agreement), and it has the right to transfer the Assigned Rights to Assignee. EXCEPT FOR THE PRECEDING SENTENCE, THE ASSIGNED RIGHTS ARE BEING TRANSFERRED AS IS AND THE ASSIGNOR MAKES NO REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND ASSIGNEE SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

2.    Assumption. The Assignee hereby assumes all terms, covenants, obligations and conditions of the Assignor under the Purchase Agreement and related agreements.

3.    Miscellaneous.

(a)     Binding Effect. This Agreement and the rights and obligations arising hereunder is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and permitted assigns.

(b)     Governing Law. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of such State of Delaware or any other jurisdiction.

(c)     Amendment. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against which the waiver is to be effective.

(d)     Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(e)     Legal Fees. Upon the execution of this Agreement, all legal fees and expenses of Assignor in connection with the consummation of the transactions contemplated by this Agreement shall be reimbursed by Assignee.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Assignment and Bill of Sale as of the day and year first written above.

ASSIGNOR:

HEALTHCARE VENTURES Vll, L.P.

By:	/s/ Augustine Lawlor
	Name:	Augustine Lawlor
	Title:	General Partner of HealthCare Partners VII, L.P., the general partner of HealthCare Ventures VII, L.P.

ASSIGNEE:

PALLADIO BIOSCIENCES, INC.

By:	/s/ Lorenzo Pellegrini
	Name:	Lorenzo Pellegrini
	Title:	Presiden and CEO

[Signature Page to Assignment and Bill of Sale]